Exhibit 99.1

JOINT FILING AGREEMENT

The undersigned acknowledge and agree that the foregoing statement on Schedule 13D is filed on behalf of each of the undersigned and that all subsequent amendments to such statement shall be filed on behalf of each of the undersigned without the necessity of filing additional joint filing agreements.  This agreement may be included as an exhibit to such joint filing.

Dated:  May 14, 2013

LM III TRISTATE HOLDINGS LLC

By:	Lovell Minnick Equity Partners III LP,
its Manager

By:	Lovell Minnick Equity Advisors III LP,
its General Partner

By:	Fund III UGP LLC, its General Partner

By:	Lovell Minnick Partners LLC,
its Managing Member

By:	/s/ Jennings J. Newcom
	Name:	Jennings J. Newcom
	Title:	Managing Director

LM III-A TRISTATE HOLDINGS LLC

By:	Lovell Minnick Equity Partners III-A LP,
its Manager

By:	Lovell Minnick Equity Advisors III LP,
its General Partner

By:	Fund III UGP LLC, its General Partner

By:	Lovell Minnick Partners LLC,
its Managing Member

By:	/s/ Jennings J. Newcom
	Name:	Jennings J. Newcom
	Title:	Managing Director

LOVELL MINNICK EQUITY PARTNERS III
LP

By:	Lovell Minnick Equity Advisors III LP,
its General Partner

By:	Fund III UGP LLC, its General Partner

By:	Lovell Minnick Partners LLC,
its Managing Member

By:	/s/ Jennings J. Newcom
	Name:	Jennings J. Newcom
	Title:	Managing Director

LOVELL MINNICK EQUITY PARTNERS
III-A LP

By:	Lovell Minnick Equity Advisors III LP,
its General Partner

By:	Fund III UGP LLC, its General Partner

By:	Lovell Minnick Partners LLC,
its Managing Member

By:	/s/ Jennings J. Newcom
	Name:	Jennings J. Newcom
	Title:	Managing Director

LOVELL MINNICK EQUITY ADVISORS
III LP

By:	Fund III UGP LLC, its General Partner

By:	Lovell Minnick Partners LLC,
its Managing Member

By:	/s/ Jennings J. Newcom
	Name:	Jennings J. Newcom
	Title:	Managing Director

FUND III UGP LLC

By:	Lovell Minnick Partners LLC,
its Managing Member

By:	/s/ Jennings J. Newcom
	Name:	Jennings J. Newcom
	Title:	Managing Director

LOVELL MINNICK PARTNERS, LLC

By:	/s/ Jennings J. Newcom
	Name:	Jennings J. Newcom
	Title:	Managing Director